Exhibit 99.1

[LOGO]

Forward-Looking Statements Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. 2

Largest publicly traded bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 75 years Strong asset quality and credit underwriting remain the fundamentals of SCBT 3 [LOGO]

[LOGO] Unique Franchise Positioning South Carolina Charlotte MSA Georgia Total Loans (in millions) $ 1,740 $ 487 $ 369 $ 2,641 Deposits (in millions) $ 1,758 $ 481 $ 734 $ 2,972 Branches 39 9 27 75 4 As of June 2010

[LOGO] 5 Strength of Team

Operating Committee 6 POSITION Years in Banking Years with SCBT Bob Horger Chairman 19 19 Robert Hill Chief Executive Officer 22 15 John Pollok Chief Operating Officer 24 14 John Windley President 34 8 Donnie Pickett Chief Financial Officer 15 1 Joe Burns Chief Risk Officer 33 10 Greg Lapointe Western Group President 25 1 Jack Goettee Southern Group President 27 5 Tom Camp Northern Group President 35 12 Dane Murray Regional President 39 39 Renee Brooks Chief Administrative Officer 18 14

Team Additions 7 LOCATION POSITIONS CBT Gainesville Executive, Commercial Lender and Private Banker Grand Strand Commercial Lender & Private Banker Low Country Mortgage Originator NCBT Commercial Lender & Private Banker Spartanburg City Executive Upstate Commercial Lender & Branch Manager Wealth Management Trust Advisor & 2 Trust Officers Loan Administration Senior Administrator / Analyst

SCBT Culture 8 [LOGO]

[LOGO] 9 South Carolina

Cumulative Population Change 10 April 1, 2000 Estimates Base July 1, 2009 Estimate Population Change 2000-2009 Percent Change in Population 2000-2009 South Carolina 4,011,832 4,561,242 549,410 13.7% United States 281,424,602 307,006,550 25,581,948 9.1% 2000 - 2009 South Carolina ranked 10th in the nation for highest percent change in population between April 1, 2000 and July 1, 2009. Source: Population Division, U.S. Census Bureau

Demographics – Population by County 11 0 – 50,000 50,001 – 100,000 100,001 – 150,000 150,001 – 200,000 200,001 – 250,000 250,001 – 300,000 300,001 – 350,000 350,001 – 400,000 400,001 – 450,000 450,001 – 500,000 2010 CURRENT Oconee Pickens Greenville Spartanburg Cherokee Anderson Abbeville Laurens Saluda Greenwood McCormick Edgefield Aiken Lexington Richland Newberry Union York Chester Fairfield Lancaster Kershaw Chesterfield Marlboro Dillon Darlington Lee Sumter Calhoun Orangeburg Bamberg Barnwell Allendale Hampton Colleton Jasper Beaufort Charleston Dorchester Clarendon Berkeley Georgetown Williamsburg Florence Marion Horry

Demographics – Average Household Income 12 2010 CURRENT $35,001 - $40,000 $40,001 - $45,000 $45,001 - $50,000 $50,001 - $55,000 $55,001 - $60,000 $60,001 - $65,000 $65,001 - $70,000 $70,001 - $75,000 $75,001 - $80,000 Cherokee Spartanburg Greenville Pickens Oconee Anderson Abbeville Laurens Saluda Greenwood McCormick Edgefield Aiken Lexington Richland Newberry Union York Chester Fairfield Lancaster Kershaw Chesterfield Marlboro Dillon Darlington Lee Sumter Calhoun Orangeburg Bamberg Barnwell Allendale Hampton Colleton Jasper Beaufort Charleston Dorchester Clarendon Berkeley Georgetown Williamsburg Florence Marion Horry

S.C. Real Estate Markets Source: August 2010 Rates from S.C. Realtors MLS Stats 13

Demographics 14 2000 BASE 2010 CURRENT 2010 % CHANGE 2015 PROJECTED TOTAL POPULATION 549,033 671,197 22.25 729,597 MEDIAN AGE 34 34 1.77 35 AVERAGE HOUSEHOLD INCOME $51,315 $68,880 34.23 $81,866 WHITE COLLAR - % 58.78 59.51 BLUE COLLAR - % 41.22 40.49 CHARLESTON, SC Geographical Information is for the Charleston – North Charleston, SC Metro (MSA) [LOGO]

Demographics 15 2000 BASE 2010 CURRENT 2010 % CHANGE 2015 PROJECTED TOTAL POPULATION 647,158 756,891 16.96 819,337 MEDIAN AGE 34 35 0.58 35 AVERAGE HOUSEHOLD INCOME $52,346 $63,716 21.72 $75,907 WHITE COLLAR - % 62.36 63.11 BLUE COLLAR - % 37.64 36.89 Geographical Information is for the Columbia, SC (MSA) COLUMBIA, SC [LOGO]

Demographics 16 2000 BASE 2010 CURRENT 2010 % CHANGE 2015 PROJECTED TOTAL POPULATION 559,940 649,129 15.93 696,477 MEDIAN AGE 35 35 0.85 36 AVERAGE HOUSEHOLD INCOME $51,695 $60,665 17.35 $72,483 WHITE COLLAR - % 56.13 58.09 BLUE COLLAR - % 43.87 41.91 GREENVILLE, SC Geographical Information is for the Greenville, SC (MSA) [LOGO]

Demographics 17 2000 BASE 2010 CURRENT 2010 % CHANGE 2015 PROJECTED TOTAL POPULATION 1,330,448 1,784,576 34.13 1,981,658 MEDIAN AGE 34 34 (0.59) 34 AVERAGE HOUSEHOLD INCOME $61,810 $74,248 20.12 $86,972 WHITE COLLAR - % 62.22 63.93 BLUE COLLAR - % 37.78 36.07 CHARLOTTE, NC Geographical Information is for the Charlotte – Gastonia – Concord, NC-SC Metro (MSA) [LOGO]

South Carolina’s Business Climate 18 Corporate Collections (per capita) 6th Best Chief Executive Magazine “Best and Worst States for Business – 2010” 10th Best CNBC – 2010 Top States for Business Cost of Doing Business 6th Best “Area Development – Top 10 States for Business” Overall Lowest Business Cost Business Friendliness Corporate Tax Environment 3rd Best 1st Best 3rd Best 3rd Best Tax Foundation – 2010 State Business Tax Climate Index Corporate Taxes 9th Best NOTABLE NATIONAL RANKINGS

South Carolina’s Business Climate 19 NOTABLE NATIONAL RANKINGS Continued Small Business Survival Index 2009 7th Best Business Facilities Magazine 2010 Economic Growth Potential Best Business Climate 1st Best 4th Best Site Selection Magazine 2010 Top Business Climates 6th Best Development Counselors International Best Business Climate 6th Best Business Facilities Magazine 2010 Automotive Manufacturing Strength Wind Energy Manufacturing Strength Alternative Energy Leaders 3rd Best 2nd Best 9th Best IBM’s “Global Location Trends Report” 4th Best

South Carolina’s Business Climate 20 Boeing – North Charleston, SC $750M Facility Expected to create 3,800 new jobs by the end of 2016 Currently employs 2,600 employees Build second 787 Dreamliner assembly plant in SC Boeing was “Deal of the Year” in the following: Business Facilities Magazine Southern Business and Development Magazine Site Selection BMW Expansion – Spartanburg, SC $1B Expansion to existing facility Expected to create an additional 1,600 new jobs by the end of 2010 The plant currently employs 7,000 workers

South Carolina’s Business Climate 21 Clemson ICAR (Int’l Center for Automotive Research) – Greenville, SC Goal to be the premier automotive and motorsports research and educational center in the world. Total investment - $233.4M Currently employs 675 with an average salary of $70,000 Private partners have announced an additional 1,700 jobs within the past year Alternative Energy Windmill Plan – Charleston, SC $100M Facility will test wind turbines as an alternative energy source $45M Grant from Energy Department and additional $53M in private donations to restore old Charleston Naval Base 20 employees to begin but will eventually lead to more jobs.

South Carolina Deposit Market Share Note: No change in rank from prior year Source: FDIC Summary of Deposits as of 6/30/2010. Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) $11,688,628 16.64% 150 2 Bank of America (NC) 8,306,290 11.82% 115 3 BB&T (NC) 6,194,086 8.82% 116 4 First Citizens Bancorp (SC) 5,860,719 8.34% 168 5 Carolina First Bank (SC) 5,087,477 7.24% 83 6 Synovus Financial (GA) 3,731,917 5.31% 45 7 First FS&LA of Charleston (SC) 2,190,949 3.12% 56 8 SCBT Financial Corp. (SC) 2,022,026 2.88% 45 9 SunTrust Bank (GA) 1,956,172 2.78% 68 10 Palmetto Bancshares, Inc. (SC) 1,192,777 1.70% 33 107 FDIC Insured Institutions, $70.3 Billion Total Deposits 22

Charlotte Deposit Market Share Note: SCBT moved from 9th per 6/30/09 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2010. Rank Institution ($000) Deposits Share Market Branches 1 Bank of America (NC) $50,782,838 56.53% 61 2 Wells Fargo & Co (CA) 24,474,332 27.24% 78 3 BB&T (NC) 3,904,852 4.35% 59 4 Fifth Third Bank (TN) 1,646,047 1.83% 35 5 SunTrust Bank (GA) 1,190,621 1.33% 36 6 RBC Centura Bank (NC) 1,095,741 1.22% 18 7 First Citizens Bank & Trust (NC) 1,032,733 1.15% 31 8 SCBT Financial Corp. (SC) 474,729 0.53% 9 9 Yadkin Valley Bank & Trust (NC) 474,515 0.53% 12 10 New Dominion Bank (NC) 448,955 0.50% 1 48 FDIC Insured Institutions, $89.8 Billion Total Deposits 23

Northeast Georgia Deposit Market Share Counties : Banks, Barrow, Habersham, Hall, Jackson, Oconee, Rabun, Stephens, Towns, White Source: FDIC Summary of Deposits as of 6/30/2010. Rank Institution ($000) Deposits Share Market Branches 1 United Community (GA) 889,321 12.01% 14 2 Regions (AL) 882,143 11.91% 18 3 SCBT Financial Corp. (SC) 770,060 10.40% 29 4 Wells Fargo & Co (CA) 476,548 6.43% 8 5 Peoples Bank (GA) 368,113 4.97% 8 6 SunTrust Bank (GA) 347,725 4.69% 11 7 BB&T (NC) 327,390 4.42% 7 8 Habersham Bank (GA) 298,435 4.03% 6 9 Bank of America (NC) 248,453 3.35% 5 10 Bank of Hiawassee (GA) 224,226 3.03% 4 33 FDIC Insured Institutions, $7.4 Billion Total Deposits 24

25 Balance Sheet Strength & Earnings Power [LOGO]

 Earnings Power Balance Sheet Organic Growth - 2 consecutive quarters - Loans: $83.1 million, 7.6% annualized - Core Deposits: $146.6 million, 17.7% annualized Certificates of Deposit - Re-pricing down on average 40 bps - Runoff - $124.4 mill last 2 quarters, 18.6% annualized No Wholesale Funding / Borrowings CD’s re-pricing within next 3 months ~ $380 million Excess Liquidity 26

Earn our way through the economic cycle Protect our balance sheet Prepare for the future Goals and Priorities Established in Fall 2008 27

Goals and Priorities Earn our way through the economic cycle Reduced overhead by $9.0 million Solid margin – rate floors & core funding 3.98% (3Q 2010) vs. 4.04% (3Q 2009) * Pre-tax, pre-provision $14.0 million (3Q 2010) vs. $12.4 million (3Q 2009) ** * Excluded excess liquidity impact of 12 bps on 3Q 2010 ** Added back preferred dividend, FHLB prepayment penalty, Bargain Purchase Gain, merger expenses and OTTI in 3Q 2010 and 3Q 2009 in determining Pre-tax Pre-Provision 28

Goals and Priorities Protect our balance sheet Capital Capital raises - $56.0 million Redeemed preferred stock & common stock warrant Increased ALLL – 2.07% (3Q 2010) vs. 1.55% (3Q 2009) Liquidity Increased core deposits Reduced leverage 29

Goals and Priorities Prepare for the future Challenging environment creates opportunities Market disruption - attract talent FDIC Assisted deals Build out markets in Carolinas and Georgia Top 5 market share in all markets Donnie Pickett named Chief Financial Officer January 4, 2010 - CPA with over 25 years experience with Price Waterhouse, Wachovia and most recently Wells Fargo 30

31 2010 Highlights Organic Growth (without CBT) - Loans: up 5.6% annualized, or $30.9 million - Core Deposits, excludes all CD’s: up 17% annualized, or $73.4 million Revenue Growth - Fee Income: Carolinas up in all categories from 2Q 2010 by $2.1 million - Net interest income – flat from 2Q 2010 - CBT: strong fee generation and significant EPS impact - Wealth Management fees Team additions Credit problems stabilize

32 Cornelia, Georgia Community Bank and Trust [LOGO]

Overview of Community Bank & Trust Founded in 1900 27 locations in Northeast Georgia 26 branches including 17 in-store branches 1 Loan Production Office SCBT Community Bank & Trust Leading deposit market share Top 5 ranking in 9 of 10 counties No less than 5% market share Attractive deposit mix Loyal customers & employees 33

Transaction Rationale Opportunity to expand and diversify retail deposit franchise Opportunity to build upon Community Bank & Trust’s 110-year operating history 109,000 Customers $314 million in Core Deposits $10 million in fees, annualized Attractive financial metrics #1 Market Share in Northeast Georgia Cost saves - 30% 2010 34

CBT Update Rebuilding banking team Branch consolidation – closed 10 branches Since Day 1, accretive to earnings Core Deposits - $300 million Fee income - $6.5 million YTD Cost saves – in excess of 40% Customer retention Overall corporate leverage Transitioning to a sales culture 35

36 Growth Opportunities

Growth Strategy Build strong bank in South Carolina, North Carolina, and Georgia Organic Growth is Top Priority FDIC Deals Whole Bank Acquisitions Growth Goals: Drive EPS Top 5 in market share Build a franchise 37

Top 20 MSAs in SC, NC and GA – By Deposits 38 Market Presence Rank MSA SCBT FCNCA FCBN FFCH FBNC ABCB FCBC YAVY BNCN Deposit data as of June 30, 2009 Data Source: SNL Financial Source: Sterne Agee

Potential FDIC-Assisted Transactions 39 Source: Sterne Agee South Carolina North Carolina Georgia Data Source: FDIC, SNL Financial 4 16 3 6 0 4 8 12 16 20 < 50%; NPAs/Assets > 5% 50% - 100% 100% - 150% > 150% # of Institutions Texas Ratio 4 59 19 48 0 20 40 60 80 < 50%; NPAs/Assets > 5% 50% - 100% 100% - 150% > 150% # of Institutions Texas Ratio $173 $11,932 $2,871 $2,333 $0 $3,000 $6,000 $9,000 $12,000 $15,000 < 50%; NPAs/Assets > 5% 50% - 100% 100% - 150% > 150% Assets ($mm) Texas Ratio 1 15 7 3 0 4 8 12 16 < 50%; NPAs/Assets > 5% 50% - 100% 100% - 150% > 150% # of Institutions Texas Ratio $557 $16,949 $5,010 $14,890 $0 $4,000 $8,000 $12,000 $16,000 $20,000 < 50%; NPAs/Assets > 5% 50% - 100% 100% - 150% > 150% Assets ($mm) Texas Ratio < 50%; 50% - 100% 100% - 150% > 150% Assets ($mm) $0 $2,000 $4,000 $6000 $8,000 $351 $871 $871 $2,373 Texas Ratio NPAs/Assets > 5%

Whole Bank Transactions – Historical Perspective: 2006 – YTD 2010 40 Source: Sterne Agee Number of Transactions Price / Tangible Book (%) Transaction Volume ($bn) Core Deposit Premium (%) 179 160 52 20 17 2006 2007 2008 2009 2010 108.1 71.4 35.1 1.1 0.9 2006 2007 2008 2009 2010 253 244 173 122 124 2006 2007 2008 2009 2010 22.0 20.5 11.6 3.5 4.6 2006 2007 2008 2009 2010

South Carolina Institutions - Headquarters 41 Source: Sterne Agee SCBT Headquarters South Carolina Institutions with a TX Ratio > 100% Data Source: SNL Financial

South Carolina Institutions - Branches 42 Source: Sterne Agee SCBT Branches Branches of South Carolina Institutions with a TX Ratio > 100% Data Source: SNL Financial

North Carolina Institutions - Headquarters 43 Source: Sterne Agee SCBT Headquarters North Carolina Institutions with a TX Ratio > 100% Data Source: SNL Financial

North Carolina Institutions - Branches 44 Source: Sterne Agee SCBT Branches Branches of North Carolina Institutions with a TX Ratio > 100% Data Source: SNL Financial

Georgia Institutions w/ TX Ratios > 300% - Headquarters 45 Source: Sterne Agee SCBT Headquarters Georgia Institutions with a TX Ratio > 300% Data Source: SNL Financial

Georgia Institutions with TX Ratios > 300% - Branches 46 Source: Sterne Agee SCBT Branches Branches of Georgia Institutions with a TX Ratio > 300% Data Source: SNL Financial

47 How Do We Measure Success? Soundness Profitability Growth

Capital Source: SNL Financial and Company filings. Data as of 6/30/10. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. 48 SCBT 3Q 2010 7.41% 8.50% 13.36% 15.27% 0.00% 5.00% 10.00% 15.00% 20.00% Tangible Common Equity / Assets Leverage Ratio Tier 1 Capital Ratio Total RiskBased Capital Ratio 7.37% 8.43% 13.50% 15.42% 8.02% 10.07% 13.54% 15.63% 6.11% 8.37% 11.02% 13.44% SCBT KRX Median Carolina Median 8.49%

Investment Portfolio Mix *Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, or investment in unconsolidated subsidiaries. Investment Portfolio (AFS & HTM) As of 9/30/10 Tax Equivalent Yield 4.22% Weighted Average Life 3.54 years Modified Duration 2.73 Total Carrying Value* $ 246,739 49 State and Municipal - HTM 8% State and Municipal - AFS 14% U.S. Agency/GSE Debentures 42% Mortgage - Backed Securities 34% Trust Preferred Securities 2% Corporates 0%

Securities Portfolio – September 30, 2010 (Dollars in thousands) (1) Includes held-to-maturity and available-for-sale municipal securities. (2) Net of tax effects. Note: All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied AAA rating. 50 Book Value Market Value Other Comprehensive Income (2) Other-Than- Temporary Impairment 2009 (2) AAA - A BBB BB or lower Not Rated 94,971 97,005 2,034 - 94,971 - - - 79,125 83,451 4,326 - - - - - 5,360 5,443 83 (11,562) 2,570 - 2,790 - 58,613 61,957 3,344 - 56,460 981 - 1,172 285 339 54 - - - - 285 $ 238,354 $ 248,195 9,841 $ (11,562) $ 154,001 $ 981 $ 2,790 $ 1,457 US Agency Debentures Total Corporate Stocks Mortgage Obligations Trust Preferred Securities Municipal (1)

51 Loan Portfolio – September 30, 2010 Type $ Mix % Mix Commercial Owner-Occupied $ 542.0 20.7% Covered Loans $ 369.3 14.1% All Other Construction/Land Dev $ 321.1 12.3% Consumer Owner Occupied $ 312.1 11.9% Commercial Non-Owner Occupied $ 307.9 11.7% Home Equity Loans $ 257.0 9.8% Commercial & Industrial $ 203.9 7.8% Other Income Producing Property $ 127.9 4.9% Residential Lot Loans $ 103.3 3.9% Consumer $ 61.7 2.4% Other Loans $ 21.6 0.8% TOTAL LOANS $ 2,627.6 100.0% * In millions Commercial owner-occ Covered Loans All Other Construction/ Land Dev Consumer Owner Occ Commercial Non-Owner Occ Home Equity Loans Commercial & Industrial Other Income Producing Property Residential Lot Loans Consumer Other Loans

Credit Quality Source: SNL Financial and Company filings. Data as of 6/30/10. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. * NPAs, not covered by FDIC / Total Assets 52 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% NPAs / Assets Net CO's / Avg Loans Reserve / Loans 2.37% 1.40% 2.07% 2.04% 1.10% 1.90% 4.42% 1.63% 2.15% SCBT KRX Median Carolina Median SCBT 3Q 2010 2.39%* 1.74% 2.07%

Non-Performing Loans Source: SNL Financial and Company filings. Data as of 6/30/10. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. 53 As of September 30, 2010 SCBT 3Q 2010 69% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% SCBT KRX Median Carolina Median 61% 70% 45% Reserve / NPLs Commercial Non-owner occupied 12% Construction / Land Dev 49% Commercial Owner Occ 12% Commercial & Industrial 4% Consumer Owner Occ 11% Other Inc Producing 10% HELOC 2% Consumer NonRE 0% Other 0%

Loan Portfolio Summary - Type 54 * Loans not covered under loss share agreements (dollars in thousands) Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Construction / land development 484,540 $ 467,284 $ 442,566 $ 443,758 $ 424,432 Commercial non-owner occupied 311,903 303,650 294,147 294,804 307,874 Consumer owner occupied 284,941 284,484 287,788 304,598 312,132 Home equity loans 244,855 248,639 250,651 251,951 256,934 Commercial owner occupied 461,199 469,101 483,450 498,879 541,951 Commercial & Industrial 197,544 214,174 203,296 212,863 203,903 Other income producing property 139,617 137,736 133,949 126,004 127,868 Consumer non real estate 73,800 68,770 66,259 63,133 61,669 Other 11,004 9,400 13,136 31,452 21,589 Total loans (net of unearned income) * 2,209,403 $ 2,203,238 $ 2,175,242 $ 2,227,442 $ 2,258,352

Credit Quality Ratios 3Q’09 4Q’09 1Q’10 2Q’10 3Q’10 Non-Performing Assets / Total Assets* 1.56% 1.96% 1.72% 2.37% 2.39% Non-Performing Assets / Total Loans & OREO* 1.96% 2.40% 2.89% 3.84% 3.80% Allow. Loan Losses / Total Loans* 1.55% 1.70% 1.90% 2.07% 2.07% Allow. Loan Losses / Non-Performing Loans* 92% 75% 77% 61% 69% Net Charge-offs / Average Loans* 0.92% 1.26% 3.13% 1.41% 1.74% *Period end date Loan data excludes mortgage loans held for sale and Covered Loans 55

NPAs by Type (dollars in thousands) * Included in NPLs for the 4Q 2009 56 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Sep-10 Construction/Land Development 21,241 $ 23,195 $ 22,851 $ 37,611 $ 34,327 $ 39.7% Commercial Non-Owner Occupied 4,088 7,862 7,012 11,875 8,740 10.1% Commercial Owner Occupied 4,761 7,717 7,341 9,353 8,754 10.1% Consumer Owner Occupied 3,638 5,918 7,509 7,784 7,729 8.9% Home Equity Lines 790 743 713 334 1,162 1.3% Commercial & Industrial 619 1,221 3,242 2,528 2,967 3.4% Consumer Non-Real Estate 443 338 346 212 319 0.4% Other Income Producing Property 1,572 2,699 4,755 6,152 6,713 7.8% Other 38 40 68 46 88 0.1% 37,190 49,733 53,837 75,895 70,799 81.9% 1,974 - - - - 0.0% 4,202 3,133 9,338 9,962 15,670 18.1% 43,366 $ 52,866 $ 63,175 $ 85,857 $ 86,469 $ 100.0% % of Total NPAs Total Non-Performing Loans OREO & Other Assets Owned Total Non-Performing Assets Restructured Loan *

NPAs by Markets (dollars in thousands) 57 * Data excludes covered loans Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Sep-10 Beaufort / Charleston 11,960 $ 16,071 $ 14,285 $ 30,146 $ 30,749 $ 35.56% Georgetown 8,978 12,702 16,701 18,483 17,991 20.81% Orangeburg / Low Country 7,480 8,287 8,286 7,709 7,676 8.88% Columbia 2,091 2,664 3,241 4,524 5,642 6.52% Charlotte / NCBT 10,190 10,665 13,971 15,578 14,892 17.22% Greenville 2,374 2,189 4,359 7,016 7,255 8.39% Other 293 288 2,332 2,401 2,264 2.62% Total $ 43,366 $ 52,866 $ 63,175 $ 85,857 $ 86,469 100.00% % of Total NPAs

Wunderlich SCAP Analysis 58 Inherent Loss Content on Peak Loans Using Federal Reserve Board of Governors Supervisory Capital Assessment Program (SCAP) Base Case Scenario for Bank Holding Companies Loan Portfolio As of 6/30/2010 Peak Balance 1Q08 - MRQ Cumulative Remaining Loss Content Loss Rate Loss Content NCOs Since 1Q08 CRE: C& D 529,779 590,741 10% 59,074 19,769 39,305 CRE: Multifamily 32,004 34,436 5% 1,722 915 807 CRE: Other 881,786 881,788 5% 39,680 5,527 34,153 Home Equity 261,714 261,714 7% 18,320 3,242 15,078 Closed-End Loans, 1-4 Family Residential 566,807 566,807 1st Liens 546,875 546,875 6% 30,078 7,062 23,016 Jr. Liens 19,932 19,932 19% 3,787 614 3,173 Commercial and Industrial (C & I) 220,699 222,908 4% 7,802 9,345 0 Consumer Loans 85,356 114,995 5% 5,750 5,132 618 Other Loans 85,571 NA Total Loan Portfolio 2,663,716 2,663,716 6% 166,213 54,345 111,868 Less: Covered Loans 413,549 -25,805 0 -25,805 TOTAL NON-COVERED LOANS 2,250,167 2,663,716 5% 140,408 54,345 86,063 Provided by Wunderlich

59 How Do We Measure Success? Profitability

Consistent Long-Term Earnings Power Pre-tax, Pre-Provision Earnings In Millions 60 7.4 9.3 10.6 11.8 12.4 17.5 20.5 23.9 24.4 24.8 29.5 35.6 37.8 46.0 52.2 123.8 $0 $20 $40 $60 $80 $100 $120 $140 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘05 ‘06 ‘07 ‘08 ‘09 3Q10

Operating Efficiency 61 45 50 50 48 86 75 75 63.8% 65.3% 63.2% 61.2% 67.2% 67.3% 69.0% 20% 30% 40% 50% 60% 70% 80% 30 40 50 60 70 80 90 2006 2007 2008 2009 1Q 2010 2Q 2010 3Q 2010 Number of Branches Efficiency Ratio

Net Interest Margin (TE) Source: BHC Performance Report. Peers are BHC with assets between $1 billion & $3 billion 62 3.87% 3.82% 3.79% 4.02% 3.89% 4.04% 3.98% 3.99% 3.78% 3.60% 3.50% 3.67% 3.47% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 2006 2007 2008 2009 1Q '10 2Q '10 3Q '10 SCBTFC Peers

Fee Income By Type 63 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 Service charges on deposit accounts 4,089 $ 4,005 $ 4,523 $ 5,582 $ 5,683 $ Bankcard services income 1,278 1,293 1,799 2,348 2,397 Mortgage banking income 1,451 1,706 1,182 1,660 2,600 Trust and investment services income 588 567 784 1,187 1,199 Securities gains (losses), net (1) (2,122) (2,257) (5,586) (675) (479) Other service charges, commissions, and fees (2) 307 449 1,176 1,319 1,096 Total noninterest income 5,591 $ 5,763 $ 3,878 $ 11,421 $ 12,496 $ (1) Realized gain on sale securities 82 $ (1) OTTI charges other equity securities (83) $ (90) $ (9) $ - $ (1) Realized loss on FRE Mac P/S (1) OTTI Charges on Pretsls due to credit (2,204) $ (2,174) $ (5,496) $ (666) $ (479) $ Securities gains (losses), net (2,122) $ (2,257) $ (5,586) $ (675) $ (479) $ (2) Gain on acquisition 98,081 $

Profitability 64 Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back and the after tax impact was $6.590 million. 2008 net income on a GAAP basis was $15,785,000. For YTD December 2009, the dividend paid on the preferred stock was $4.675 million; and the after tax impact of OTTI of Investment Securities was $3.268 million and added back to GAAP net income of $8,921,000 or $0.74 per share. $51,323 In Thousands $1.23 $1.44 $1.62 $1.73 $1.64 $1.93 $2.15 $2.32 $2.15 $1.39 $4.04 $0.00 $1.00 $2.00 $3.00 $4.00 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q 2010

Dividends Dividend paid for 136 consecutive quarters since 1976 Prior to 1976, dividends were paid semi-annually 3rd Quarter 2010 includes declared on 10/22/10, record date of 11/5/10, payable on 11/12/10 65 $0.54 $0.57 $0.63 $0.66 $0.68 $0.68 $0.68 $0.68 $0.68 $0.68 $0.51 $0.00 $0.25 $0.50 $0.75 $1.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q 2010 Dividend per Share

66 How Do We Measure Success? Growth

Business Mix by Market – September 30, 2010 Loans Deposits 67 Inland SC 42% Coastal SC 25% Charlotte MSA 19% Georgia 14% Inland SC 43% Coastal SC 16% Charlotte MSA 16% Georgia 25%

12.0% 9 YR CAGR (2000 – 2009) Growth – Total Deposits Growth – Total Deposits 13.6% 9 YR CAGR (2000 – 2009) Growth – Core Deposits* Core deposits grew $566 million since Dec-09; Core SCBT $263 million / CBT $303 million 2010 YTD # Transaction account growth for core SCBT – 10.4% annualized Total YTD $ Balance growth for core SCBT – 19.5% annualized Growth – Core & Total Deposits *Core Deposits exclude all certificates of deposits 68 $3,020 $812 $2,105 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2001 2002 2003 2004 2005 2006 2007 2008 2009 2Q 2010 $454 $1,241 $1,807 In Millions $0 $750 $1,500 $2,250 $3,000 2001 2002 2003 2004 2005 2006 2007 2008 2009 3Q 2010

69 Deposit Mix – September 30, 2010 Demand Deposits 16% Savings 6% Interest Bearing Deposits 38% CD < 100,000 21% CD > 100,000 20%

Analyst Recommendations ANALYST Fourth Quarter 2010 RECOMMENDATION FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM SunTrust Robinson Humphrey BUY Howe Barnes Hoefer & Arnett, Inc. NEUTRAL Sandler O’Neill + Partners HOLD Wunderlich Securities BUY 70

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer Donald E. Pickett Executive Vice President and Chief Financial Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com 71